Exhibit 10.7
FIRST AMENDMENT TO OFFICE LEASE
This First Amendment to Office Lease (this “First Amendment”) is made and entered into by and between K/B FUND IV, a Delaware general partnership (“Landlord”), and DIGITALGLOBE, INC., a Delaware corporation (“Tenant”), dated effective as of September 10, 2004 (the “Effective Date”).
WITNESSETH:
WHEREAS, Landlord and Tenant executed and entered into that certain Office Lease dated March 19, 2004 (the “Lease”), pursuant to which Tenant leases certain premises containing approximately 153,988 square feet of office space and approximately 31,278 square feet of storage space in the building commonly known as Boulder County Business Center located at 1601 Dry Creek Drive, Longmont, Colorado 80503; and
WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly described hereinbelow;
NOW, THEREFORE, for and in consideration of the premises contained herein, and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, Landlord and Tenant agree that the Lease is hereby ratified and amended as follows:
1. Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this First Amendment.
2. Amendments to Addendum Two and Addendum Three.
(a)
Landlord and Tenant hereby agree that, except as otherwise provided in the second grammatical paragraph of Paragraph (b) of Exhibit B attached to the Lease, Addendum Two attached to the Lease is hereby amended to provide that (i) in no event shall Landlord have any obligation to disburse or deliver to Tenant any portion of the First Additional TI Allowance prior to the first day of the thirty-sixth (36th) month of the Initial Term, and (ii) in no event shall Landlord be obligated to provide Tenant with (and Tenant shall not be entitled to) any portion of the First Additional TI Allowance if, on the first day of the thirty-sixth (36th) month of the Initial Term, (i) Tenant is not the Tenant originally named in the Lease, (ii) Tenant actually occupies at less than 50% of the Premises initially demised under this Lease and any space added to the Premises, and (iii) an Event of Default exists or would exist but for the passage of time or the giving of notice, or both.

(b)
Landlord and Tenant hereby agree that, except as otherwise provided in the second grammatical paragraph of Paragraph (b) of Exhibit B attached to the Lease, Addendum Three attached to the Lease is hereby amended to provide that (i) in no event shall Landlord have any obligation to disburse or deliver to Tenant any portion of the Second Additional TI Allowance prior to the first day of the forty-eighth (48th) month of the Initial Term, and (ii) in no event shall Landlord be obligated to provide Tenant with (and Tenant shall not be entitled to) any portion of the Second Additional TI Allowance if, on the first day of the forty-eighth (48th) month of the Initial Term, (i) Tenant is not the Tenant originally named in the Lease, (ii) Tenant actually occupies less than 50% of the Premises initially demised under this Lease and any space added to the Premises, and (iii) an Event of Default exists or would exist but for the passage of time or the giving of notice, or both.

3. Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this First Amendment and the terms and provisions of the Lease, the terms and provisions of this First Amendment shall supersede and control.
4. Counterparts/Facsimile. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this First Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.
[SIGNATURES ON FOLLOWING PAGE]

SIGNATURE PAGE TO FIRST AMENDMENT TO OFFICE LEASE
BY AND BETWEEN
K/B FUND IV, AS LANDLORD
AND
DIGITALGLOBE, INC., AS TENANT
IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused these presents to be executed as of the Effective Date set forth herein.

LANDLORD:

K/B FUND IV, a Delaware general partnership

By:	Koll Bren Schreiber Realty Advisors, Inc., a Delaware corporation, as agent

	By:	/s/ Steve Jarecki
Name: Steve Jarecki
Title: Sr. VP

Date: Sept. 10, 2004

TENANT:

DIGITALGLOBE, INC., a Delaware corporation

By:	/s/ Shawn Thompson
Name: Shawn Thompson
Title: Associate General Counsel

Date: Sept. 10, 2004

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